Cincinnati Bell Reports Third Quarter 2015 Results

HIGHLIGHTS

•	Strategic revenue from consumer and business products increased 22 percent year-over-year

•	Fioptics revenue totaled $49 million, up 34 percent from a year ago

•	Record high 7 thousand Fioptics video and 11 thousand Fioptics internet subscriber net activations

•	Strong third quarter Adjusted EBITDA[1] of $77 million

•	Sold 6 million CyrusOne partnership units for $170 million

CINCINNATI - November 4, 2015 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the third quarter of 2015, highlighted by strategic revenue totaling $138 million, an increase of 22 percent over the prior year. Fioptics revenue for the quarter totaled $49 million, up 34 percent year-over-year as the Company's Fioptics video and internet net activations both increased by more than 30 percent compared to the prior year. Strategic managed and professional services revenue was $46 million in the quarter, up 31 percent compared to the prior year.

"Strong strategic revenue growth for both consumer and business markets has us well positioned to achieve the high-end of our financial guidance for the year," said Ted Torbeck, president and chief executive officer. Torbeck also added, "Demand for our strategic products remains high. We continue to have success penetrating our market with Fioptics, and our IT services revenue growth continues to be impressive."

CONSOLIDATED RESULTS2
Consolidated revenue for the third quarter of 2015 was $300 million, up $2 million from the prior year after excluding revenue from services provided to our wireless business which discontinued operations effective March 31, 2015. Operating income for the quarter totaled $36 million and Adjusted EBITDA equaled $77 million. Income from continuing operations was $79 million and included a $118 million gain on the sale of 6 million CyrusOne partnership units in the quarter.

Entertainment and Communications Segment

•
Entertainment and Communications revenue for the quarter totaled $185 million, up $5 million compared to the prior year after excluding revenue from services provided to our discontinued wireless business.

◦	Fioptics revenue for the quarter was $49 million, up 34 percent from the prior year.

◦
Strategic revenue for business customers totaled $44 million (including $3 million of Fioptics revenue) for the quarter, up $4 million year-over-year after excluding revenue for services provided to our wireless operations in the prior year.

•	Operating income and Adjusted EBITDA for the quarter totaled $30 million and $68 million, respectively.

•	Fioptics video subscribers totaled 108,800 at the end of the third quarter, up 21,000 subscribers compared to the same period in 2014.

•	Record high 281,300 total internet subscribers at the end of the third quarter, up 10,800 subscribers from a year ago.

•	In the third quarter of 2015, we passed an additional 25,800 units with Fioptics which is now available to 408 thousand addresses within Greater Cincinnati.

IT Services and Hardware Segment

•	Revenue of $117 million for the quarter was down 3 percent compared to the prior year.

◦	Strategic managed and professional services revenue was $46 million in the quarter, up 31 percent over the prior year.

◦	Hardware revenue was $69 million for the quarter, compared to $83 million in the third quarter of 2014.

•	Operating income and Adjusted EBITDA for the quarter totaled $8 million and $10 million, respectively.

Investment in CyrusOne

•	Completed the sale of 6 million partnership units for cash proceeds totaling $170 million.

•	Remaining 11 percent ownership of CyrusOne valued at approximately $300 million.

2015 Outlook
Cincinnati Bell reaffirms its financial guidance for 2015:

Category	2015 Guidance
Revenue	$1.1 billion
Adjusted EBITDA	$297 million*
*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call on November 4 at 10:00 a.m. (ET) to discuss its results for the third quarter of 2015. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (877) 397-0286. Callers located outside of the U.S. and Canada may dial (719) 325-4794. A taped replay of the conference call will be available approximately one hour after the conclusion of the call until 1:00 p.m. on Wednesday, November 18, 2015. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 806309. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Adjusted EBITDA provides a useful measure of operational performance. The company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, (gain) loss on sale or disposal of assets, transaction costs, curtailment gain (loss), asset impairments, components of pension and other retirement plan costs (including interest costs, asset returns, and amortization of actuarial gains and losses), and other special items. Adjusted EBITDA should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

2Consolidated Results for the three and nine months ended September 30, 2015 and 2014 report our former wireless segment results as discontinued operations. Effective March 31, 2015, the Company no longer provides wireless services.

Adjusted EBITDA margin provides a useful measure of operational performance. The company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

Free cash flow provides a useful measure of operational performance, liquidity and financial health. The company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell Inc. (CBB) provides integrated communications solutions – including local and long distance voice, data, high-speed Internet and video – that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, enterprise customers across the United States rely on CBTS, a wholly-owned subsidiary, for efficient, scalable office communications systems and end-to-end IT solutions. Cincinnati Bell effectively owns approximately 11 percent of CyrusOne (CONE), which is held in the form of CyrusOne common stock and CyrusOne LP partnership units. CyrusOne specializes in highly reliable enterprise-class, carrier-neutral data center properties and provides mission-critical data center facilities that protect and ensure the continued operation of IT infrastructure for its customers. For more information, please visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2015	2014	$	%	2015	2014	$	%

Revenue	$299.8	$301.4	$(1.6)	(1)%	$878.5	$866.6	$11.9	1%

Costs and expenses
Cost of services and products	175.6	169.5	6.1	4%	504.0	474.3	29.7	6%
Selling, general and administrative	52.5	52.9	(0.4)	(1)%	161.7	151.7	10.0	7%
Depreciation and amortization	35.8	32.3	3.5	11%	102.4	94.4	8.0	8%
Restructuring charges (reversals)	0.3	(1.3)	1.6	n/m	6.0	(0.1)	6.1	n/m
(Gain) loss on sale or disposal of assets, net	(1.4)	—	(1.4)	n/m	0.3	(0.1)	0.4	n/m
Curtailment loss	—	—	—	n/m	0.3	—	0.3	n/m
Transaction costs	0.8	0.2	0.6	n/m	0.8	0.9	(0.1)	(11)%

Operating income	36.2	47.8	(11.6)	(24)%	103.0	145.5	(42.5)	(29)%

Interest expense	21.5	34.7	(13.2)	(38)%	82.2	113.0	(30.8)	(27)%
Loss on extinguishment of debt	7.8	19.4	(11.6)	(60)%	21.3	19.4	1.9	10%
Loss from CyrusOne equity method investment	0.8	—	0.8	n/m	5.2	1.9	3.3	n/m
Gain on sale of CyrusOne equity method investment	(117.7)	—	(117.7)	n/m	(412.9)	(192.8)	(220.1)	n/m
Other expense (income), net	0.4	—	0.4	n/m	0.8	(1.2)	2.0	n/m

Income (loss) from continuing operations before income taxes	123.4	(6.3)	129.7	n/m	406.4	205.2	201.2	98%
Income tax expense	44.1	1.2	42.9	n/m	146.1	83.1	63.0	76%
Income (loss) from continuing operations	79.3	(7.5)	86.8	n/m	260.3	122.1	138.2	n/m

Income (loss) from discontinued operations, net of tax	1.0	(19.8)	20.8	n/m	60.8	(28.2)	89.0	n/m

Net income (loss)	80.3	(27.3)	107.6	n/m	321.1	93.9	227.2	n/m

Preferred stock dividends	2.6	2.6	—	0%	7.8	7.8	—	0%

Net income (loss) applicable to common shareowners	$77.7	$(29.9)	$107.6	n/m	$313.3	$86.1	$227.2	n/m

Basic net earnings (loss) per common share
Earnings (loss) from continuing operations	$0.37	$(0.05)			$1.21	$0.55
Earnings (loss) from discontinued operations	—	(0.09)			0.29	(0.14)
Basic net earnings (loss) per common share	$0.37	$(0.14)			$1.50	$0.41

Diluted net earnings (loss) per common share
Earnings from continuing operations	$0.37	$(0.05)			$1.20	$0.55
Earnings (loss) from discontinued operations	—	(0.09)			0.29	(0.14)
Diluted net earnings (loss) per common share	$0.37	$(0.14)			$1.49	$0.41

Weighted average common shares outstanding
(in millions)
- Basic	209.8	208.7			209.5	208.4
- Diluted	210.2	208.7			210.1	209.4

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2015	2014	$	%	2015	2014	$	%
Entertainment and Communications
Revenue
Data	$86.7	$84.1	$2.6	3%	$258.6	$251.3	$7.3	3%
Voice - local service	43.9	49.6	(5.7)	(11)%	136.0	154.6	(18.6)	(12)%
Long distance and VoIP	27.5	26.9	0.6	2%	82.2	80.6	1.6	2%
Entertainment	25.0	19.5	5.5	28%	69.5	54.9	14.6	27%
Other	2.3	3.9	(1.6)	(41)%	9.6	10.9	(1.3)	(12)%

Total revenue	185.4	184.0	1.4	1%	555.9	552.3	3.6	1%

Operating costs and expenses
Cost of services and products	83.9	76.8	7.1	9%	245.5	221.4	24.1	11%
Selling, general and administrative	38.5	36.2	2.3	6%	113.3	101.3	12.0	12%
Depreciation and amortization	32.6	29.3	3.3	11%	93.1	85.6	7.5	9%
Other*	—	(1.3)	1.3	n/m	2.2	(0.4)	2.6	n/m

Total operating costs and expenses	155.0	141.0	14.0	10%	454.1	407.9	46.2	11%

Operating income	$30.4	$43.0	$(12.6)	(29)%	$101.8	$144.4	$(42.6)	(30)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$69.3	$83.2	$(13.9)	(17)%	$195.0	$217.0	$(22.0)	(10)%
Managed and professional services	47.7	36.8	10.9	30%	135.9	106.5	29.4	28%

Total revenue	117.0	120.0	(3.0)	(3)%	330.9	323.5	7.4	2%

Operating costs and expenses
Cost of services and products	93.1	94.4	(1.3)	(1)%	263.0	259.7	3.3	1%
Selling, general and administrative	13.7	14.5	(0.8)	(6)%	40.4	38.9	1.5	4%
Depreciation and amortization	3.1	3.0	0.1	3%	9.2	8.6	0.6	7%
Other*	(1.1)	—	(1.1)	n/m	2.8	—	2.8	n/m

Total operating costs and expenses	108.8	111.9	(3.1)	(3)%	315.4	307.2	8.2	3%

Operating income	$8.2	$8.1	$0.1	1%	$15.5	$16.3	$(0.8)	(5)%

	*Other includes restructuring charges (reversals), (gain) loss on sale or disposal of assets (net) and a curtailment loss.

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)
	Three Months Ended				Nine Months Ended
	September 30,		Change		September 30,		Change
	2015	2014	$	%	2015	2014	$	%
Revenue
Entertainment and Communications	$185.4	$184.0	$1.4	1%	$555.9	$552.3	$3.6	1%
IT Services and Hardware	117.0	120.0	(3.0)	(3)%	330.9	323.5	7.4	2%
Eliminations	(2.6)	(2.6)	—	0%	(8.3)	(9.2)	0.9	(10)%

Total revenue	$299.8	$301.4	$(1.6)	(1)%	$878.5	$866.6	$11.9	1%

Cost of Services and Products
Entertainment and Communications	$83.9	$76.8	$7.1	9%	$245.5	$221.4	$24.1	11%
IT Services and Hardware	93.1	94.4	(1.3)	(1)%	263.0	259.7	3.3	1%
Eliminations	(1.4)	(1.7)	0.3	(18)%	(4.5)	(6.8)	2.3	(34)%

Total cost of services and products	$175.6	$169.5	$6.1	4%	$504.0	$474.3	$29.7	6%

Selling, General and Administrative
Entertainment and Communications	$38.5	$36.2	$2.3	6%	$113.3	$101.3	$12.0	12%
IT Services and Hardware	13.7	14.5	(0.8)	(6)%	40.4	38.9	1.5	4%
Corporate and eliminations	0.3	2.2	(1.9)	(86)%	8.0	11.5	(3.5)	(30)%

Total selling, general and administrative	$52.5	$52.9	$(0.4)	(1)%	$161.7	$151.7	$10.0	7%

Depreciation and Amortization
Entertainment and Communications	$32.6	$29.3	$3.3	11%	$93.1	$85.6	$7.5	9%
IT Services and Hardware	3.1	3.0	0.1	3%	9.2	8.6	0.6	7%
Corporate	0.1	—	0.1	n/m	0.1	0.2	(0.1)	(50)%

Total depreciation and amortization	$35.8	$32.3	$3.5	11%	$102.4	$94.4	$8.0	8%

Other*
Entertainment and Communications	$—	$(1.3)	$1.3	n/m	$2.2	$(0.4)	$2.6	n/m
IT Services and Hardware	(1.1)	—	(1.1)	n/m	2.8	—	2.8	n/m
Corporate	0.8	0.2	0.6	n/m	2.4	1.1	1.3	n/m

Total other	$(0.3)	$(1.1)	$0.8	(73)%	$7.4	$0.7	$6.7	n/m

Operating Income
Entertainment and Communications	$30.4	$43.0	$(12.6)	(29)%	$101.8	$144.4	$(42.6)	(30)%
IT Services and Hardware	8.2	8.1	0.1	1%	15.5	16.3	(0.8)	(5)%
Corporate	(2.4)	(3.3)	0.9	(27)%	(14.3)	(15.2)	0.9	(6)%

Total operating income	$36.2	$47.8	$(11.6)	(24)%	$103.0	$145.5	$(42.5)	(29)%

	* Other includes restructuring charges (reversals), (gain) loss on sale or disposal of assets (net), curtailment loss and transaction costs.

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2015	2015	2015	2014	2014

Residential voice lines
Legacy voice lines	153.5	161.5	170.5	181.6	192.6
Fioptics voice lines	68.0	64.2	60.0	56.7	54.2
Total residential voice lines	221.5	225.7	230.5	238.3	246.8

Business voice lines
Legacy voice lines	220.1	227.5	233.0	238.0	242.1
VoIP lines*	86.9	82.4	73.9	70.0	63.3
Total business voice lines	307.0	309.9	306.9	308.0	305.4

Total voice lines	528.5	535.6	537.4	546.3	552.2

Long distance lines	344.6	349.7	355.5	362.8	371.4

Internet subscribers
DSL	137.7	142.7	149.6	156.2	163.8
Fioptics	143.6	132.4	123.1	113.7	106.7

Total internet subscribers	281.3	275.1	272.7	269.9	270.5

Fioptics video subscribers	108.8	101.5	95.8	91.4	87.8

Fioptics units passed	408.1	382.3	357.6	335.0	323.0

*	VoIP lines include Fioptics business voice lines.

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	September 30,	December 31,
	2015	2014

Receivables Facility	$—	$19.2
8 3/4% Senior Subordinated Notes due 2018	—	300.0
Corporate Credit Agreement - Tranche B Term Loan	529.2	533.2
8 3/8% Senior Notes due 2020	478.5	661.2
7 1/4% Senior Notes due 2023	40.0	40.0
Various Cincinnati Bell Telephone notes	134.5	134.5
Capital leases and other debt	68.4	16.1
Net unamortized discount	(1.9)	(3.2)

Total debt	1,248.7	1,701.0

Less: Cash and cash equivalents	(25.4)	(57.9)

Net debt (as defined by the company)	$1,223.3	$1,643.1

Corporate Credit Agreement availability	$175.0	$150.0

Common shares outstanding	209.9	209.3

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Three Months Ended September 30, 2015
	Entertainment & Communications	IT Services & Hardware	Corporate	Total Company

Net income (GAAP)				$80.3
Less:
Income from discontinued operations, net of tax				1.0
Income from continuing operations (GAAP)				$79.3
Add:
Income tax expense				44.1
Interest expense				21.5
Loss from CyrusOne equity method investment				0.8
Gain on sale of CyrusOne equity method investment				(117.7)
Loss on extinguishment of debt				7.8
Other expense, net				0.4

Operating income (loss) (GAAP)	$30.4	$8.2	$(2.4)	$36.2
Add:
Depreciation and amortization	32.6	3.1	0.1	35.8
Restructuring charges	—	0.3	—	0.3
Gain on sale or disposal of assets	—	(1.4)	—	(1.4)
Transaction costs	—	—	0.8	0.8
Employee contract termination costs	1.3	0.2	—	1.5
Pension and other retirement plan expenses	3.8	—	0.4	4.2
Adjusted EBITDA (Non-GAAP)	$68.1	$10.4	$(1.1)	$77.4

Adjusted EBITDA Margin	37%	9%	—	26%

	Three Months Ended September 30, 2014
	Entertainment & Communications	IT Services & Hardware	Corporate	Total Company

Net loss (GAAP)				$(27.3)
Less:
Loss from discontinued operations, net of tax				(19.8)
Loss from continuing operations (GAAP)				$(7.5)
Add:
Income tax expense				1.2
Interest expense				34.7
Loss on extinguishment of debt				19.4

Operating income (loss) (GAAP)	$43.0	$8.1	$(3.3)	$47.8
Add:
Depreciation and amortization	29.3	3.0	—	32.3
Restructuring reversals	(1.3)	—	—	(1.3)
Transaction costs	—	—	0.2	0.2
Employee contract termination costs	—	0.6	—	0.6
Pension and other retirement plan expenses	4.0	—	0.6	4.6
Adjusted EBITDA (Non-GAAP)	$75.0	$11.7	$(2.5)	$84.2

Adjusted EBITDA Margin	41%	10%	—	28%

Year-over-year dollar change in Adjusted EBITDA	$(6.9)	$(1.3)	$1.4	$(6.8)

Year-over-year percentage change in Adjusted EBITDA	(9)%	(11)%	(56)%	(8)%

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)
	Nine Months Ended September 30, 2015
	Entertainment & Communications	IT Services & Hardware	Corporate	Total Company

Net income (GAAP)				$321.1
Less:
Income from discontinued operations, net of tax				60.8
Income from continuing operations (GAAP)				$260.3
Add:
Income tax expense				146.1
Interest expense				82.2
Loss from CyrusOne equity method investment				5.2
Gain on sale of CyrusOne equity method investment				(412.9)
Loss on extinguishment of debt				21.3
Other expense, net				0.8

Operating income (loss) (GAAP)	$101.8	$15.5	$(14.3)	$103.0
Add:
Depreciation and amortization	93.1	9.2	0.1	102.4
Restructuring charges	1.6	2.8	1.6	6.0
Loss on sale or disposal of assets	0.3	—	—	0.3
Transaction costs	—	—	0.8	0.8
Employee contract termination costs	1.3	0.2	—	1.5
Curtailment loss	0.3	—	—	0.3
Pension and other retirement plan expenses	15.4	—	1.5	16.9
Adjusted EBITDA (Non-GAAP)	$213.8	$27.7	$(10.3)	$231.2

Adjusted EBITDA Margin	38%	8%	—	26%

	Nine Months Ended September 30, 2014
	Entertainment & Communications	IT Services & Hardware	Corporate	Total Company
Net income (GAAP)				$93.9
Less:
Loss from discontinued operations, net of tax				(28.2)
Income from continuing operations (GAAP)				$122.1
Add:
Income tax expense				83.1
Interest expense				113.0
Loss from CyrusOne equity method investment				1.9
Gain on sale of CyrusOne equity method investment				(192.8)
Loss on extinguishment of debt				19.4
Other income, net				(1.2)

Operating income (loss) (GAAP)	$144.4	$16.3	$(15.2)	$145.5
Add:
Depreciation and amortization	85.6	8.6	0.2	94.4
Restructuring (reversals) charges	(0.2)	—	0.1	(0.1)
(Gain) loss on sale or disposal of assets	(0.2)	—	0.1	(0.1)
Transaction costs	—	—	0.9	0.9
Employee contract termination costs	—	0.6	—	0.6
Pension and other retirement plan expenses	12.1	—	1.4	13.5
Adjusted EBITDA (Non-GAAP)	$241.7	$25.5	$(12.5)	$254.7

Adjusted EBITDA Margin	44%	8%	—	29%

Year-over-year dollar change in Adjusted EBITDA	$(27.9)	$2.2	$2.2	$(23.5)

Year-over-year percentage change in Adjusted EBITDA	(12)%	9%	(18)%	(9)%

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Cash provided by operating activities	$62.0	$27.0	$94.7	$120.8

Capital expenditures	(73.2)	(45.6)	(205.7)	(121.1)
Dividends received from CyrusOne	4.5	6.0	19.5	22.4
Proceeds from sale of CyrusOne equity method investment	170.3	—	596.3	355.9
Proceeds from sale of Wireless spectrum licenses	—	194.4	—	194.4
Other, net	0.5	—	0.4	(3.7)

Cash provided by investing activities	102.1	154.8	410.5	447.9

Net decrease in corporate credit and receivables facilities with initial maturities less than 90 days	(2.6)	(2.4)	(19.2)	(33.8)
Repayment of debt	(148.4)	(342.3)	(509.8)	(350.6)
Debt issuance costs	—	—	(0.4)	—
Dividends paid on preferred stock	(2.6)	(2.6)	(7.8)	(7.8)
Proceeds from exercise of options and warrants	—	—	—	1.2
Other, net	0.1	(0.2)	(0.5)	(0.8)

Cash used in financing activities	(153.5)	(347.5)	(537.7)	(391.8)

Net increase (decrease) in cash and cash equivalents	10.6	(165.7)	(32.5)	176.9
Cash and cash equivalents at beginning of period	14.8	347.2	57.9	4.6

Cash and cash equivalents at end of period	$25.4	$181.5	$25.4	$181.5

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net increase (decrease) in cash and cash equivalents	$10.6	$(165.7)	$(32.5)	$176.9
Adjustments:
Net decrease in corporate credit and receivables facilities with initial maturities less than 90 days	2.6	2.4	19.2	33.8
Repayment of debt	148.4	342.3	509.8	350.6
Discontinued operations*	6.1	(205.2)	24.5	(222.3)
Decommissioning of wireless towers	1.2	—	2.7	—
Debt issuance costs	—	—	0.4	—
Transaction costs	0.8	0.2	0.8	0.9
Proceeds from sale of CyrusOne equity method investment	(170.3)	—	(596.3)	(355.9)

Free cash flow	(0.6)	(26.0)	(71.4)	(16.0)

Income tax payments	$2.8	$4.6	$3.7	$4.9

*For the quarter ended September 30, 2015 and 2014, our wireless business generated free cash flow of ($6.1) million and $10.8 million, respectively. For the nine months ended September 30, 2015 and 2014, our wireless business generated free cash flow of ($24.5) million and $27.9 million, respectively. The three months and nine months ended September 30, 2014 also included $194.4 million of proceeds from the sale of wireless spectrum licenses. Wireless operations are now reported as discontinued operations within the consolidated financial statements.

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended September 30, 2014	$(26.0)

Decrease in Adjusted EBITDA	(6.8)
Increase in capital expenditures from continuing operations	(27.9)
Decrease in interest payments	21.8
Decrease in pension and postretirement payments and contributions	7.8
Change in working capital and other	30.5

Free Cash Flow for the three months ended September 30, 2015	$(0.6)

Free Cash Flow for the nine months ended September 30, 2014	$(16.0)

Decrease in Adjusted EBITDA	(23.5)
Increase in capital expenditures from continuing operations	(91.1)
Decrease in interest payments	35.0
Decrease in pension and postretirement payments and contributions	8.6
Change in working capital and other	15.6

Free Cash Flow for the nine months ended September 30, 2015	$(71.4)

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Sep. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sep. 30, 2014

Entertainment and Communications	$69.4	$70.1	$54.0	$57.6	$41.8
IT Services and Hardware	3.8	4.4	3.9	3.4	3.5
Corporate	—	0.1	—	0.2	—
Total capital expenditures from continuing operations	$73.2	$74.6	$57.9	$61.2	$45.3

Discontinued operations	$—	$—	$—	$—	$0.3
Total capital expenditures	$73.2	$74.6	$57.9	$61.2	$45.6

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			September 30, 2015
		September 30, 2015			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$299.8	$—		$299.8

	Costs and expenses
	Cost of services and products	175.6	—		175.6
	Selling, general and administrative	52.5	(1.5)	[A]	51.0
	Depreciation and amortization	35.8	—		35.8
	Restructuring charges	0.3	(0.3)	[B]	—
	Gain on sale or disposal of assets, net	(1.4)	1.4	[C]	—
	Transaction costs	0.8	(0.8)	[D]	—
	Operating income	36.2	1.2		37.4

	Interest expense	21.5	—		21.5
	Loss on extinguishment of debt	7.8	(7.8)	[E]	—
	Loss from CyrusOne equity method investment	0.8	—		0.8
	Gain on sale of CyrusOne equity method investment	(117.7)	117.7	[F]	—
	Other expense, net	0.4	—		0.4

	Income from continuing operations before income taxes	123.4	(108.7)		14.7
	Income tax expense	44.1	(39.1)		5.0
	Income from continuing operations	79.3	(69.6)		9.7

	Income from discontinued operations, net of tax	1.0	(1.0)		—

	Net income	80.3	(70.6)		9.7

	Preferred stock dividends	2.6	—		2.6

	Net income applicable to common shareowners	$77.7	$(70.6)		$7.1

	Weighted average diluted common shares	210.2	210.2		210.2

	Diluted earnings per common share*	$0.37	$(0.34)		$0.03

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Employee contract termination costs.

B	Restructuring charges consist of employee severance.

C	Gain on the sale of our cyber-security assets, previously recorded as a loss pending financing being secured by the acquiring company.

D	Transaction costs associated with exploring opportunities to increase the scale of our IT Services and Hardware segment.

E	Loss on extinguishment of debt related to the redemption of $137.6 million of the outstanding 8 3/8 % Senior Notes due 2020 at an average redemption rate of 105.242%.

F	Gain on sale of CyrusOne equity method investment.

*
Diluted earnings per common share has been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			September 30, 2014
		September 30, 2014			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$301.4	$—		$301.4

	Costs and expenses
	Cost of services and products	169.5	—		169.5
	Selling, general and administrative	52.9	(0.6)	[A]	52.3
	Depreciation and amortization	32.3	—		32.3
	Restructuring reversals	(1.3)	1.3	[B]	—
	Transaction costs	0.2	(0.2)	[C]	—
	Operating income	47.8	(0.5)		47.3

	Interest expense	34.7	—		34.7
	Loss on extinguishment of debt	19.4	(19.4)	[D]	—

	(Loss) income from continuing operations before income taxes	(6.3)	18.9		12.6
	Income tax expense	1.2	6.8		8.0
	(Loss) income from continuing operations	(7.5)	12.1		4.6

	Loss from discontinued operations, net of tax	(19.8)	19.8		—

	Net (loss) income	(27.3)	31.9		4.6

	Preferred stock dividends	2.6	—		2.6

	Net (loss) income applicable to common shareowners	$(29.9)	$31.9		$2.0

	Weighted average diluted common shares	208.7	209.7		209.7

	Diluted (loss) earnings per common share*	$(0.14)	$0.15		$0.01

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Employee contract termination costs associated with integrating IT Services and Hardware segment with Entertainment and Communications business markets.

B	Restructuring reversals were associated with a lease abandonment reserve for vacant floors that were reoccupied.

C	Transaction costs were incurred for legal fees associated with the sale of our wireless assets.

D	Loss on extinguishment of debt related to the redemption of $325.0 million 8 3/4% Senior Subordinated Notes due 2018 on August 8, 2014 at a redemption rate of 104.375%.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Nine
		Nine			Months Ended
		Months Ended			September 30, 2015
		September 30, 2015			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$878.5	$—		$878.5

	Costs and expenses
	Cost of services and products	504.0	—		504.0
	Selling, general and administrative	161.7	(5.3)	[A]	156.4
	Depreciation and amortization	102.4	—		102.4
	Restructuring charges	6.0	(6.0)	[B]	—
	Loss on sale or disposal of assets, net	0.3	(0.3)	[C]	—
	Curtailment loss	0.3	(0.3)	[D]	—
	Transaction costs	0.8	(0.8)	[E]	—
	Operating income	103.0	12.7		115.7

	Interest expense	82.2	—		82.2
	Loss on extinguishment of debt	21.3	(21.3)	[F]	—
	Loss from CyrusOne equity method investment	5.2	—		5.2
	Gain on sale of CyrusOne equity method investment	(412.9)	412.9	[G]	—
	Other expense, net	0.8	—		0.8

	Income from continuing operations before income taxes	406.4	(378.9)		27.5
	Income tax expense	146.1	(136.4)		9.7
	Income from continuing operations	260.3	(242.5)		17.8

	Income from discontinued operations, net of tax	60.8	(60.8)		—

	Net income	321.1	(303.3)		17.8

	Preferred stock dividends	7.8	—		7.8

	Net income applicable to common shareowners	$313.3	$(303.3)		$10.0

	Weighted average diluted common shares	210.1	210.1		210.1

	Diluted earnings per common share*	$1.49	$(1.44)		$0.05

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Pension related charges of $3.8 million associated with non-qualified excess plan and $1.5 million of employee contract termination costs.

B
Restructuring charges consist of employee severance, project costs to identify opportunities to further integrate the business markets within our Entertainment and Communications segment and IT Services and Hardware segment, and lease abandonment costs.

C	Loss is attributable to a software project that was abandoned in the second quarter.

D	Curtailment loss resulted from an amendment to the bargained pension plan.

E	Transaction costs associated with exploring opportunities to increase the scale of our IT Services and Hardware segment.

F
Loss on extinguishment of debt related to the redemption of $300.0 million of the outstanding 8 3/4% Senior Subordinated Notes due 2018 on May 7, 2015 at a redemption rate of 102.188%, and due to the redemption of $45.1 million and $137.6 million of the outstanding 8 3/8% Senior Notes due 2020 during the second and third quarter, respectively, at an average redemption rate of 106.450% in the second quarter and 105.242% in the third quarter.

G	Gain on sale of CyrusOne equity method investment.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Nine
		Nine			Months Ended
		Months Ended			September 30, 2014
		September 30, 2014			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$866.6	$—		$866.6

	Costs and expenses
	Cost of services and products	474.3	—		474.3
	Selling, general and administrative	151.7	(0.6)	[A]	151.1
	Depreciation and amortization	94.4	—		94.4
	Restructuring reversals	(0.1)	0.1	[B]	—
	Gain on sale or disposal of assets, net	(0.1)	0.1	[C]	—
	Transaction costs	0.9	(0.9)	[D]	—
	Operating income	145.5	1.3		146.8

	Interest expense	113.0	—		113.0
	Loss on extinguishment of debt	19.4	(19.4)	[E]	—
	Loss from CyrusOne equity method investment	1.9	—		1.9
	Gain on sale of CyrusOne equity method investment	(192.8)	192.8	[F]	—
	Other income, net	(1.2)	—		(1.2)

	Income from continuing operations before income taxes	205.2	(172.1)		33.1
	Income tax expense	83.1	(62.0)		21.1
	Income from continuing operations	122.1	(110.1)		12.0

	Loss from discontinued operations, net of tax	(28.2)	28.2		—

	Net income	93.9	(81.9)		12.0

	Preferred stock dividends	7.8	—		7.8

	Net income applicable to common shareowners	$86.1	$(81.9)		$4.2

	Weighted average diluted common shares	209.4	209.4		209.4

	Diluted earnings per common share*	$0.41	$(0.39)		$0.02

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 36%):

A	Employee contract termination costs associated with integrating IT Services and Hardware segment with Entertainment and Communications business markets.

B
Restructuring reversals of $1.3 million associated with a lease abandonment reserve for vacant floors that were reoccupied offset by $1.2 million of severance costs associated with outsourcing a portion of our IT function.

C	Gain on sale of wireline copper cabling.

D	Transaction costs were incurred for legal fees associated with the sale of our wireless assets.

E	Loss on extinguishment of debt related to the redemption of $325.0 million 8 3/4% Senior Subordinated Notes due 2018 on August 8, 2014 at a redemption rate of 104.375%.

F	Gain on sale of CyrusOne equity method investment.

*
Diluted earnings per common share have been calculated independently for the results above. Therefore, the sum of the per share amounts will not necessarily equal the per share results for the Before Special Items (Non-GAAP) results.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2015 Operating Income (GAAP) Guidance	$130

Add:

Depreciation and amortization	140
Restructuring	6
Pension and other retirement plan expenses	21

2015 Adjusted EBITDA (Non-GAAP) Guidance	$297	*

* Plus or minus 2 percent

CONTACT:

Cincinnati Bell Inc.
Investor contact:
Josh Duckworth, 513-397-2292
Joshua.Duckworth@cinbell.com

Media contact:
Jane Weiler, 513-397-9941
Jane.Weiler@cinbell.com